UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on January 24, 2022, Adtalem Global Education Inc. (“ATGE” or “the Company”), entered into an Equity Purchase Agreement (the “Agreement”) with McKissock, LLC (“McKissock”) and Avalon Acquiror, Inc. (“Amber Purchaser” and, together with McKissock, the “Purchasers” and each, a “Purchaser”) under which the Purchasers agreed to acquire certain businesses that comprised Adtalem’s Financial Services segment, which included the Association of Certified Anti-Money Laundering Specialists business (the “ACAMS Business”), the Becker Professional Education business (the “Becker Business”), and the OnCourse Learning business (the “OCL Business” and, collectively with the ACAMS Business and the Becker Business, the “Businesses”).  Under the terms and subject to the conditions set forth in the Agreement, ATGE and certain of its subsidiaries agreed to sell all of the outstanding equity interests in the entities that operate the ACAMS Business to Amber Purchaser (the “ACAMS Transaction”) and all of the outstanding equity interests in the entities that operate the Becker Business and the OCL Business, respectively, to McKissock (the “Becker/OCL Transaction” and, together with the ACAMS Transaction, the “Transactions” and each, a “Transaction”).

 On March 10, 2022, ATGE completed the Transactions in exchange for an aggregate sale price of $1 billion in cash, subject to certain adjustments set forth in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 10, 2022, ATGE issued a press release announcing the consummation of the Transactions.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference in this Item 7.01. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of ATGE is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

• Unaudited pro forma consolidated balance sheet as of December 31, 2021 and notes thereto.
• Unaudited pro forma consolidated statements of loss/income for the six months ended December 31, 2021, and each of the years ended June 30, 2021, 2020 and 2019 and notes thereto.

(d)	Exhibits.

2.1
Equity Purchase Agreement by and among McKissock, Amber Purchaser, and Adtalem Global Education Inc., dated as of January 24, 2022, (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K (File No. 001-13988) filed with the Securities and Exchange Commission on January 25, 2022.)

99.1	Press Release of Adtalem Global Education Inc., dated March 10, 2022.

99.2	ATGE Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief
Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

Date: March 10, 2022